Note 10 - Deferred leasehold inducement:	12 Months Ended
Dec. 31, 2011
Other Liabilities Disclosure [Text Block]
10.     Deferred leasehold inducement

2011	Cost	Accumulated Amortization	Net book value

Deferred leasehold inducement	$1,840	$1,279	$561
Less: current portion			116

			$445

2010	Cost	Accumulated Amortization	Net book value

Deferred leasehold inducement	$1,840	$1,138	$702
Less: current portion			216

			$486

At the inception of the Company’s leases, the Company received cash tenant improvement allowances and rent-free periods amounting to $1,840 from the landlord which are being amortized on a straight-line basis over the terms of the leases. Included in the leasehold inducement balance is $226 which represents a repayable allowance collateralized with a letter of credit (note 6), and is repaid over 10 years with interest at 10% per annum on the declining balance at approximately $37 per annum.